June 12, 2000



VIA EDGAR
---------


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

RE:  AUSA Life Insurance Company, Inc. Separate Account B
     File No. 333-65151, 333-65131, 811-6298, CIK 0000874235
     Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the "Act"), AUSA Life Insurance Company, Inc. Separate Account B, a unit investment trust registered under the Act, mailed to its contract owners the semi-annual report for the Vanguard Variable Insurance Fund. This filing constitutes the filing of this report as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, on June 5, 2000, Vanguard Variable Insurance Fund filed its semi-annual report with the Commission via Edgar (CIK:
000857490). To the extent necessary, this filing is incorporated herein by reference.

Very truly yours,


/s/ Brenda Sneed

Brenda Sneed
Assistant General Counsel